SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 12, 2014

Webster Financial Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-31486	06-1187536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	Webster Plaza, Waterbury, Connecticut	06702
	(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (203) 578-2202

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

Webster Financial Corporation (NYSE: WBS), the holding company for Webster Bank, N.A., will host an Analyst Tour of Webster Locations in Fairfield County, Connecticut for analysts today, Thursday, June 12, beginning at 8:30 a.m. EDT. Chairman and Chief Executive Officer James C. Smith; President Joseph Savage; Executive Vice President and Chief Financial Officer Glenn MacInnes; along with several members of the Webster management team, will make presentations during the course of the day.

Presentation slides are available in the Investor Relations section of Webster’s website at www.wbst.com.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Webster Financial Corporation

Date: June 12, 2014	By:	/s/ Glenn I. MacInnes
Glenn I. MacInnes
Executive Vice President and Chief Financial Officer